Marshall & Ilsley Corporation Common Stock Offering October 20, 2009 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,”
“expects,” “anticipates,” “estimates” or “believes.” Such statements are subject to important factors that could cause M&I’s actual results to differ materially from those anticipated by the forward-looking statements. These factors include (i) M&I’s exposure to the deterioration in the commercial and residential real estate markets, directly or indirectly through M&I’s loans to other bank holding companies, along with the deterioration in the U.S. economy as a whole, which could result in increased charge-offs and increases in M&I’s allowance for loan and lease losses,
(ii) various other factors, including changes in economic conditions affecting borrowers, new information regarding outstanding loans and identification of additional problem loans, which could require an increase in M&I’s allowance for loan and lease losses, (iii) M&I’s ability to maintain required levels of capital, (iv) the impact of recent and future legislative initiatives on the financial markets or on M&I, (v) M&I’s exposure to the actions and potential failure of other financial institutions, (vi) volatility in M&I’s stock price, and (vii) those factors referenced in Item
1A. Risk Factors in M&I’s Annual Report on Form 10-K for the year ended December 31, 2008 and as may be described from time to time in M&I’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only M&I’s belief as of the date of this press release.
Except as required by federal securities law, M&I undertakes no obligation to update these forward-looking statements or reflect events or circumstances after the date of this presentation.
Marshall & Ilsley Corporation
Forward-looking statements

Equity offering overview
• Issuer: Marshall & Ilsley Corporation
• Ticker: MI (NYSE)
• Offering Size: $775 million
• Greenshoe: 15%
• Anticipated Pricing: October 21, 2009
• Current Stock Price: $7.18 as of October 19, 2009
• Market Value: $2.6 billion as of October 19, 2009
• Bookrunners: Morgan Stanley
BofA Merrill Lynch
• Lock-up Agreement: 90 days
Marshall & Ilsley Corporation

• Industry capital standards headed higher
– Well-capitalized levels are being redefined by investors, regulators, and rating agencies
• Positions M&I favorably relative to peers, with higher quality, common equity focused capital base
• Enhances ability to successfully compete for FDIC-assisted transactions
• Strengthens already adequate cushion to clean-up balance
sheet through credit cycle
• Sets M&I on path to eventual TARP repayment with strong
capital foundations
Marshall & Ilsley Corporation
Strategic rationale for equity raise

Arizona (1986)
• 53 branches
• $2.2 B deposits
• #4 market share
Wisconsin (1847)
• 193 branches
• $23.7 B deposits
• #1 market share
Florida (2006)
• 36 branches
• $1.6 B deposits
• #8 market share
Indianapolis (2008)
• 32 branches
• $1.7 B deposits
• #5 market share
Kansas City (2006)
• 16 branches
• $1.4 B deposits
• #9 market share
Minneapolis (2001)
• 26 branches
• $2.3 B deposits
• #4 market share
St. Louis (2002)
• 17 branches
• $5.4 B deposits
• #3 market share
Milwaukee •
Kansas City •
St. Louis •
Minneapolis •
Indianapolis •
Orlando •
Sarasota  •
Naples  •
Phoenix •
National financial services provider
Marshall & Ilsley Corporation
• 375 branches
• $59 billion in assets
• $46 billion in loans
• $42 billion in deposits
• #23 bank by deposit
market share in U.S.
2
– #1 in Wisconsin
– Top 5 deposit
market share in 5
markets
• Trust offices in 12 states
Note:  Market share rank shown for Indianapolis, Kansas City,
Minneapolis, Phoenix, Sarasota/Bradenton, and St. Louis
MSAs only. Total deposits for Phoenix MSA shown.
1 Includes one branch each in Duluth, MN and in Las Vegas, NV.
2
Source:  SNL (FDIC data as of June 30, 2009).
1

• Strong core banking franchise
• Community-based model delivering large bank capabilities through banking and wealth management product offerings
• Stabilizing/improving credit quality trends
– Early stage delinquencies at lowest level since first quarter 2008
– Nonperforming loan inflows down 35% from prior quarter
– Total nonperforming loans fell sequentially for first time in four years
– C&D exposure down to 13.7 percent
• Solid earnings generation capabilities providing for significant upside
• Experienced management team
Marshall & Ilsley Corporation
Business highlights

Marshall & Ilsley Corporation
3Q09 financial highlights
1 Adjusts for certain credit-related expenses and other one-time items.
3Q09 Financial Highlights
($ in millions, except per share amounts)
3Q09 2Q09 1Q09
Net Interest Income (FTE) $395 $399 $409
Provision for Loan Losses  579 619 478
Non-Interest Revenues 228 267 177
Non-Interest Expenses  409 415 346
Net Income (248) (234) (117)
Diluted EPS (0.68) (0.83) (0.44)
Total Loans $46,106 $48,183 $49,245
Total Assets 58,545 59,694 61,790
Total Deposits 41,720 41,192 39,564
Net Interest Margin 2.82% 2.79% 2.82%
Adjusted Efficiency Ratio
57.6 55.9 52.1
NCOs / Average Loans 4.5 5.0 2.7
NPLs / Loans 4.9 5.0 4.2
Tangible Common Equity / Tangible Assets 7.0 7.2 6.4
1

Marshall & Ilsley Corporation
31%
11%
14%
44%
Attractive long-term business prospects
Total revenue (3Q09)
Wisconsin
Banking
Non-Wisconsin
Banking
Wealth
Mgmt.
• Further business line and geographic
diversification
• Increase profitable market share in
Wisconsin and growth markets
– 51% of branches in WI compared to
94% at the end of 2000
• Deepen banking relationships with existing
customers
– Cross-sell financial products and
services
– Winning our fair share in non-
Wisconsin markets
• Expand Wealth Management platform
– Broaden product offerings through
acquisitions
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2004 2005 2006 2007 2008 9/09 YTD
Annualized
Total revenue (2004 – 9/09)
Fee Income
Net Interest
Income
Other
1 Other includes National Consumer (7%) and Correspondent (4%).
1

Solid core banking franchise
Marshall & Ilsley Corporation
2 Growth based on quarter-to-date averages (excludes brokered deposits).
13%
14%
67%
26%
10%
0%
20%
40%
60%
80%
3Q08 4Q08 1Q09 2Q09 3Q09
NOW & savings deposits
(Growth vs. prior year
2
)
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004 2005 2006 2007 2008 9/09
YTD
Adjusted pre-tax pre-provision income
1
1 See reconciliation of adjusted pre-tax pre-provision income from continuing operations to pre-tax income (loss) from continuing operations in Appendix A.

Annual Growth = 13%
+35%
$Billions

Annual Growth = 14%
-7%
$Millions
[redacted]

Individually
managed accounts
Marshall
Funds
Expanding wealth management business
Marshall & Ilsley Corporation
Trust assets under management Total revenue
• Wealth management business withstanding overall industry decline
• M&I AUM up 35% year-over-year vs. average industry decline
• Assets under administration ($119B) and assets under management ($33B) at record highs
1 Calculated as the difference between the average balance of the S&P 500 from 12/31/07 to
8/31/08 and the average balance from 12/31/08 to 8/31/09. [M&I’s wealth management monthly revenues are billed based on previous month balances.]
$0
$50
$100
$150
$200
$250
$300
$350
$400
2003 2004 2005 2006 2007 2008 9/08
YTD
9/09
YTD
$0
$5
$10
$15
$20
$25
$30
$35
2004 2005 2006 2007 2008 9/08 9/09
Driven by
change in S&P
500 of -34%
1

4%
6%
13%
7%
11%
37%
20%
2%
14%
30%
29%
11%
16%
Commercial
Real Estate
Construction &
Develop.
Consumer
Commercial
Loans by asset class
Residential
Real Estate
Wisconsin
Arizona
MN
MO
FL
IN
Other
KS
Loans by geography
Diversified loan portfolio
Marshall & Ilsley Corporation
Total loans at September 30, 2009:  $46 billion
2 Other geography includes Illinois (5%) and states < 2% (15%).
1 Geography based on property zip code.
1
2

Proactive approach to credit
1 NPLs exclude renegotiated loans .
2 Excludes NPLs < 90 days past due.
Reserves / Period-end loans vs. Peers
Marshall & Ilsley Corporation
2.05 2.05
2.41
2.84
3.07
1.42
1.51
1.60
1.85
2.09
1.10
2.75
2.59
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
M&I Peer Group
%
0%
1%
2%
3%
4%
5%
6%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 3Q09
C&I CRE Residential RE Consumer C&D
NPLs / Period-end loans
1.6%
2.0%
2.5%
3.1%
4.2%
3.7%
5.0%
4.9%
• Challenges well understood and manageable
• Proactively addressing credit
– Identifying and writing down troubled assets
– Selling problem loans ($1.7 billion since 1Q08)
– Reducing exposure to C&D loans (down to
13.7% of total loans)
– Building loan loss reserves  (LLR up 185%
since 1Q08)
• Encouraging early signs that credit quality is improving
$0
$500
$1,000
$1,500
$2,000
$2,500
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
30-59 Days
60-89 Days
90+ Days
30-89 Days
Total loans delinquency trend
1
2

0
50
100
150
200
250
300
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Aggressively selling problem assets
Marshall & Ilsley Corporation
Commercial Loan Sale History by Quarter ($ millions)
1
• Disposition strategy initially focused on Florida and then Arizona
– Limited inventory remains for additional large loan sales in FL and AZ
• In addition, sold $297 million in mainly nonperforming residential mortgage loans
(2/3rds AZ) in July 2009
Other
FL
AZ
1 Based on unpaid principal balance.

Nonperforming loans NOT subject to specific
impairment analysis
• Total nonperforming loans
– Unpaid principal balance $910
– Lifetime charge-offs 210
– Ledger balance . . . . . . . . . . . . . . $700
• Reserves net of specific allocation . . . $1,169
• Loan loss reserve coverage
ratio of loans not subject to
specific impairment analysis . . . . . . . . 167%
Strong reserve coverage
Marshall & Ilsley Corporation
• Total nonperforming loans
– Unpaid principal balance $3,010
– Lifetime charge-offs           760
– Ledger balance $2,250
• Total reserve for loan & lease losses $1,414
• Loan loss reserve coverage ratio 67%
1
Includes $128 million of nonperforming loans held for sale.
2
Loan loss coverage ratio excludes nonperforming loans held for sale.
Nonperforming loans subject to specific
impairment analysis (FAS 114)
• Total nonperforming loans
– Unpaid principal balance $2,100
– Lifetime charge-offs 550
– Ledger balance . . . . . . . . . . . $1,550
• Reserves based on specific
impairment analysis . . . . . . . . . . . . . $245
• Lifetime charge-offs result in 26% haircut
Note:  Nonperforming loans > $1 million are analyzed
for impairment on a quarterly basis and written down
to net realizable value.
1
2
As of September 30, 2009
($ millions)

Down 35%
Stabilizing inflows of nonperforming loans
Marshall & Ilsley Corporation
Down 7%
($mil)
1Q 2Q 3Q 4Q 1Q 2Q 3Q
Beginning $687 $774 $1,007 $1,260 $1,527 $2,075 $2,416
Increases 455 749 636 1,101 1,120 1,306 843
Decreases:
Charge-offs 110 229 110 431 197 473 383
ORE / Sold 158 132 168 181 193 210 323
Other
1
100 155 105 222 182 282 303
Total 368 516 383 834 572 965 1,009
Ending $774 $1,007 $1,260 $1,527 $2,075 $2,416 $2,250
1
Other includes accruing loans, renegotiated loans, loan paydowns & other items.
2008 2009

Marshall & Ilsley Corporation
14%
28%
8%
7%
18%
25%
Nonperforming:  $985 million
11%
9%
15%
34%
22%
9%
1
Includes commercial & industrial and agricultural real estate C&D loans.
2
Includes land and residential property loans.
3
Based on end of period loan balance.
Comm. Con.
(Housing)
Comm. Land
Residential Land
Resi. Con.
Developers
Resi. Con.
Indiv.
Comm.
Land
Residential
Land
Resi. Con.
Dev.
Resi.
Con.
Indiv.
Commercial
Construction
(Non-Housing)
Commercial
Construction
(Housing)
Loans:  $6 billion
Commercial
Construction
(Non-Housing)
Note:  All figures as of September 30, 2009.
• C&D loans of $6 billion (13.7% of total loans)
• C&D nonperforming loans of $985 million (44% of total NPLs)
– Non-housing commercial construction portfolio performing
well
• Aggressively shrinking C&D portfolio
– Proactively restructuring, charging off, and selling loans
– Currently 13.7% of total loans vs. 23% in 3Q07
– C&D loans have decreased $3.8 billion or 38% vs. 3Q07
– Targeting no more than 10% of total loans
4.1%
13.3%
8.7%
13.8%
10.8%
3.6%
20.3%
0%
5%
10%
15%
20%
25%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Net charge-offs (annualized)
Shrinking stressed C&D portfolio
1
1
2
2
3

16%
23%
2%
20%
39%
0%
Comm. Land
Marshall & Ilsley Corporation
5%
7%
6%
18%
57%
7%
Loans:  $1.7 billion
Nonperforming:  $395 million or 23.1% loans
Residential
Land
Resi. Con.
Developers
Comm. Land
Comm. Con.
(Non-Housing)
1
Residential
Land
Resi. Con.
Developers
Comm. Con.
(Non-Housing)
1
Arizona total C&D loans down 55%
1 Includes commercial & industrial and agricultural real estate C&D loans.
2 Includes land and residential property loans.
Note:  Geography based on property zip code.
September 30, 2009
• Aggressively shrinking Arizona portfolio
– Total C&D loans have decreased by $2.1
billion or 55% since 4Q07
Resi. Con.
Indiv.
Comm. Con.
(Housing)
2
Resi. Con.
Indiv.
Comm. Con.
(Housing)
2
$0
$1
$2
$3
$4
$5
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Arizona C&D loans
$3.8
$3.7
$3.5
$3.3
$2.9
$2.5
$1.7
Residential Land
Resi. Con. Indiv.
Commercial Con.
Resi. Con. Dev.
Comm. Land
$2.0

4%
57%
0%
39%
Marshall & Ilsley Corporation
22%
28%
29%
21%
Loans:  $432 million
Nonperforming:  $164 million or 37.9% loans
Resi. Con.
Developers
Comm. Land
Comm. Con.
(Non-Housing)
1
Resi. Con.
Developers
Comm. Con.
(Non-Housing)
1
Arizona commercial C&D loans down 68%
1 Includes commercial & industrial and agricultural real estate C&D loans.
2 Includes land and residential property loans.
Note:  Geography based on property zip code.
September 30, 2009
• Aggressively shrinking Arizona portfolio
– Commercial C&D loans have decreased by
$0.9 billion or 68% since 4Q07
Comm. Con.
(Housing)
2
Comm. Con.
(Housing)
2
Comm. Land
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Arizona Commercial C&D loans
$1.4
Commercial Con.
Resi. Con. Dev.
Comm. Land
$1.4
$1.3
$1.2
$0.9
$0.7
$0.5
$0.4

4%
8%
13%
9%
20%
6%
40%
Marshall & Ilsley Corporation
CRE portfolio performing well
Marshall & Ilsley Corporation
1
CRE does not include commercial land & construction loans.
2 Other category includes Lodging (7%), Medical Facilities (4%), & other < 3% (11%).
3
Other category includes Lodging (13%) & other <2% (7%).
4 Over 90% are multi-family loans and business purpose loans backed by a 1-4 family residence.
• CRE loans of $14 billion (30% of total loans)
• 38% owner-occupied on business real estate loans
• CRE nonperforming loans of $510 million (23% of total
NPLs)
– Approximately 3.7% of total CRE loans vs. 4% in
2Q09
• NCOs have been relatively stable at 2% of loans
Construct
ion &
Developm
ent
2%
6%
13%
13%
22%
17%
27%
Industrial
Other
2
Office
Retail
Residential
4
Loans:  $14 billion
Nonperforming:  $510 million
Agri.
Land
Indus.
Other
3
Office
Retail
Agri.
Land
Note:  All figures as of September 30, 2009.
0%
1%
2%
3%
4%
5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
30-59 Days
60-89 Days
90+ Days
30-89 Days
CRE delinquency trends
Residential
4
1

Marshall & Ilsley Corporation
Commercial & industrial loans
8%
10%
14%
31%
23%
8%
6%
Constr.
Other
Wholesale
Trade
Fin.
& Ins.
Loans:  $14 billion
R.E.
Retail
Trade
10%
10%
8%
28%
16%
7%
21%
Constr.
Other
Whole.
Trade
Manufac.
Fin. & Ins.
R.E.
Retail
Trade
1
Other category includes Professional (5%), Management Companies (4%), Health Care (4%), Ag.
Forestry Fishing Hunting (4%), Transportation & Warehousing (4%), and other < 3% (10%).
2 Other category includes Management Companies (13%), Ag. Forestry Fishing Hunting (4%),
Professional (4%) and other <3% (7%).
3
Based on end of period loan balance.
• C&I loans of $14 billion (29% of total loans)
• C&I nonperforming loans of $411 million (18% of total
NPLs)
• Increase in NCOs due to $160 million write-down of
certain loans to bank holding companies
1.3%
1.8%
0.7%
0.3%
1.7%
0.9%
0.1%
0%
2%
4%
6%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
0.8%
2.4%
1.6%
Net charge-offs (annualized)
Franklin NCOs
Manufac.
Nonperforming:  $411 million
Note:  All figures as of September 30, 2009.
6.0%
Bank Holding Company  NCOs
3
2
1

Marshall & Ilsley Corporation
Note:  All figures as of September 30, 2009.
16%
11%
9%
5%
22%
37%
2007
<=2004
2008
2006
2005
2009
5%
6%
7%
9%
38%
35%
Wisconsin
AZ
MN
IN
Other
OH
1
Geography based on property zip code.
2
Other geography includes Missouri (5%), Florida (4%), Illinois (3%), and states < 3% (26%).
3
Based on end of period loan balance.
By geography
(Low Arizona exposure)
By vintage
(Sold majority of 2005 & 2006 originations)
• Home equity lines/loans of $4.8 billion (10% of total
loans)
– 57% lines and 43% loans
– 45% secured by first mortgage
– 59% HELOC drawn
• Home equity nonperforming lines/loans of $94 million
(4% of total NPLs)
Home equity in-line with expectations
2.4%
0.5%
0.7%
0.9%
1.6%
1.6%
2.7%
0%
2%
4%
6%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Net charge-offs
(annualized)
1
3
2

Modest residential real estate exposure
Marshall & Ilsley Corporation
9%
3%
6%
7%
33%
3%
39%
MN
By vintage
Wisconsin
AZ MN
IN
Other
FL
MO
1
Over 90% of 2009 RRE loan originations have been sold.
2
Geography based on property zip code.
3
Based on end of period loan balance.
By geography
• RRE loans of $5 billion (11% of total loans)
– Predominantly prime with no option ARMS or subprime
• RRE nonperforming loans of $237 million (11% of total NPLs)
• Arizona has realized the most deterioration
– 7.3% in nonperforming status
• Sold $297 million of mostly nonperforming residential real estate loans on 7/31/09, approximately two-thirds in Arizona
Note:  All figures as of September 30, 2009.
Net charge-offs (annualized)
3.7%
0.3%
0.5%
0.7%
1.3%
2.0%
3.0%
0%
4%
8%
12%
16%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
NCOs recorded due to 2Q09 charge-off acceleration and impact of nonperforming residential loan sale completed 7/31/09.
3
2
2007
<=2004
2008
2006
2005
2009
1

3Q09 Pro Forma
Marshall & Ilsley Corporation
Industry capital ratios headed higher
• Well-capitalized levels are being redefined by investors, regulators, and rating agencies
• Equity raise positions M&I favorably relative to peers, with higher quality, common equity focused capital composition
1
Pro-Forma for $775 million common equity offering net of underwriting fees, excluding greenshoe.
2
Peer group consists of 12 U.S. banking companies with assets from $24 - $177 billion.
Tangible common ratio
Tier I common ratio
Tier I capital ratio
Total capital ratio
6%
10%
Well-Capitalized Definitions
1
2 1 2
1
2
1
2
6.2%
7.6%
7.9%
0%
4%
8%
12%
16%
9/30/2009 3Q09 Pro Forma Peers
7.0%
8.3%
6.6%
0%
4%
8%
12%
16%
9/30/09 3Q09 Pro Forma Peers
9.6%
11.0%
12.2%
0%
4%
8%
12%
16%
9/30/2009 3Q09 Pro Forma Peers
13.1%
14.6%
15.8%
0%
4%
8%
12%
16%
9/30/2009 Peers

Illustrative capital analysis
Key Assumptions:
• Cumulative losses of 9.5% in more adverse SCAP stress case scenarios, based on
3/31/09 balances
• Ending reserve equal to 2.0% of gross loans at 12/31/10
• Reflects $1.5 billion of NCOs taken 2009YTD and $665 million of unpaid principal balance of the non-accrual loans already charged off in the portfolio
Marshall & Ilsley Corporation
1
Illustrative analysis based on the SCAP report more adverse stress case losses.  Estimates used for illustrative purposes only.
M&I makes no representation on the accuracy or likelihood of these estimates. Actual results may differ significantly.
2
Pro-Forma for $775 million common equity offering net of underwriting fees, excluding greenshoe. Pro-Forma presented for illustrative purposes only. M&I makes no representation as to M&I’s future financial position, which may differ significantly.
3
Loan losses based on the average of the ranges per regulatory loan category disclosed for the more adverse stress cases of the SCAP report.
Illustrative December 31, 2010 Capital Position
Pro Forma for $775MM Capital Raise
($ in millions)
12/31/10E
SCAP
Current 9/30/09 More
Pro Adverse
Reported Forma Scenario
Two Year Cumulative Losses $4,700
As % of 3/31/09 Balances 9.5%
Tangible Common Ratio 7.0% 8.3% 7.1%
Tier 1 Common 6.2 7.6 5.4
Tier 1 Capital 9.6 11.0 8.8
Total Capital 13.1 14.6 12.4
2
1,2,3
1

Upside potential
Note: Based on applying representative average pre-tax, pre-provision earnings to assets ratio from 2004 to 2007, representative loan loss provision from 2004 to 2007 and a tax rate of 35%.
3Q09 total assets of $58.5 billion and average gross loans of $47.1 billion. Analysis used for illustrative purposes only. M&I makes no representation on the accuracy or likelihood of this analysis. Actual results may differ significantly.
1 Average pre-tax, pre-provision earnings to assets was 2.00% from 2004 to 2007.
2 Average provisions to loans was 0.29% from 2004 to 2007, with a high of 0.73% and a low of 0.13%. Levels significantly lower than those experienced in 2008 and 2009. There is no assurance that provisions will return to pre-2008 levels.
3 Assumes common equity issuance of $775 million at $7.18 per share.
4 Before preferred dividends.
3
3,4
3
1
2
Illustrative Core Earnings Generating Capabilities
Based on pre-2008 Pre-tax, Pre-provision Earnings and Provision Experience
($ in millions, except per share amounts)
Pre-tax, Pre-provision Earnings / Assets
1.75% 2.00% 2.25%
Pre-tax, Pre-provision Earnings $1,025 $1,171 $1,317
(–) Provisions (35bps of loans) (165) (165) (165)
Pre-tax Income 860 1,006 1,152
(–) Taxes (35%) (301) (352) (403)
Net Income $559 $654 $749
Pro Forma Shares Outstanding (MM) 476 476 476
Pro Forma Earnings Per Share $1.17 $1.37 $1.57
Implied Returns:
Return on Assets 1.0% 1.1% 1.3%
Return on Tangible Equity 11.8 13.8 15.8

Capital
Marshall & Ilsley Corporation
Well positioned for the future
Loan Portfolio
Core Earnings
• High-quality capital composition
• Positioned well relative to peers and to meet higher capital standards
• Substantial cushion for any further economic deterioration
• Well positioned for FDIC-assisted transactions
• Proactively addressing credit exposures through charge-offs, loan sales and reserve build
• Core loan book continues to grow and perform well
• Stabilizing credit trends with drop in delinquencies, nonperforming loan inflows, total nonperforming loans, and C&D exposure
• Strong pre-tax, pre-provision earnings generation capabilities
• Favorable deposit gathering in core M&I markets
• Increased earnings diversification through wealth management
• Disciplined expense management consistent with historical culture

Appendix A Supplemental financial information

Loan portfolio analysis
Marshall & Ilsley Corporation
Total Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Period-end loans ($ millions) 49,300.4 50,232.5 50,417.2 49,984.5 49,244.7 48,183.1 46,106.3
% Total loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
30-89 day delinquency ($ millions) 837.5 901.5 1,058.0 999.6 1,695.8 1,060.5 842.9
30-89 day delinquency % 1.70% 1.79% 2.10% 2.00% 3.44% 2.20% 1.83%
Nonaccrual loans ($ millions) 774.1 1,006.8 1,260.6 1,527.0 2,074.6 2,416.1 2,250.1
Nonaccrual loans % 1.57% 2.00% 2.50% 3.05% 4.21% 5.01% 4.88%
Net charge-offs ($ millions) 131.1 400.7 152.3 679.8 328.0 603.3 532.7
Net charge-offs % (quarter annualized) 1.08% 3.23% 1.21% 5.38% 2.67% 4.95% 4.48%
Cumulative net charge-offs ($ millions) 131.1 531.8 684.1 1,363.9 1,691.9 2,295.2 2,827.9
Total Commercial Real Estate Loans
1
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Period-end loans ($ millions) 11,573.3 11,891.1 12,114.1 12,541.5 12,998.9 13,938.3 13,884.3
% Total loans 23.5% 23.7% 24.0% 25.1% 26.4% 28.9% 30.1%
30-89 day delinquency ($ millions) 99.9 123.7 131.1 129.7 537.9 277.1 138.9
30-89 day delinquency % 0.86% 1.04% 1.08% 1.03% 4.14% 1.99% 1.00%
Nonaccrual loans ($ millions) 94.5 109.1 144.9 178.3 286.6 559.2 509.6
Nonaccrual loans % 0.82% 0.92% 1.20% 1.42% 2.20% 4.01% 3.67%
Net charge-offs ($ millions) 7.7 13.1 7.1 72.1 34.0 55.3 69.6
Net charge-offs % (quarter annualized) 0.27% 0.44% 0.23% 2.29% 1.06% 1.59% 1.99%
Cumulative net charge-offs ($ millions) 7.7 20.8 27.9 100.0 134.0 189.3 258.9
Total Construction & Development Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09
Period-end loans ($ millions) 10,367.5 9,968.9 9,759.7 9,043.3 8,251.4 6,829.3 6,314.2
% Total loans 21.0% 19.8% 19.4% 18.1% 16.8% 14.2% 13.7%
30-89 day delinquency ($ millions) 476.3 438.7 593.2 470.6 685.0 322.9 330.8
30-89 day delinquency % 4.59% 4.40% 6.08% 5.20% 8.30% 4.73% 5.24%
Nonaccrual loans ($ millions) 492.3 650.6 782.8 882.0 1,070.6 1,043.4 984.5
Nonaccrual loans % 4.75% 6.53% 8.02% 9.75% 12.97% 15.28% 15.59%
Net charge-offs ($ millions) 105.3 330.8 89.1 461.7 176.4 235.3 171.5
Net charge-offs % (quarter annualized) 4.08% 13.34% 3.63% 20.31% 8.67% 13.82% 10.77%
Cumulative net charge-offs ($ millions) 105.3 436.1 525.1 986.9 1,163.3 1,398.6 1,570.1
1 Does not include commercial land & construction loans. 2 Includes commercial land & construction loans. 3 Ratio based on period-end loans.
Cumulative net charge-offs may not foot due rounding.
3
3
2

Adjusted pre-tax pre-provision calculation
Marshall & Ilsley Corporation
9 Months
Ended Full Year
09/30/09 2008 2007 2006 2005 2004
Adjusted Pre-Tax Pre-Provision Income from Continuing Operations $770.3 $1,222.5 $1,124.6 $1,034.2 $883.6 $811.0
FDIC Special Assessment (29.3) - - - - -
Securities Gain 43.6
Equity Investment Write-off - (10.0) - - - -
BOLI Adjustment - (11.8) - - - -
Severance Expense (5.8) (8.7) - - - -
Securities Lending Charge - (45.7) - - - -
Unfunded Commitments Reserve Adjustment           (6.6) (19.4) - - - -
Other Items          (30.3) (7.7) 10.0 - 3.9 (6.8)
OREO & Nonperforming Loan Related Expenses (149.4) (103.2) (17.7) (10.0) (7.3) (7.4)
Redemption of VISA Shares Net of Litigation Reserve Adj 35.4 39.1 - - - -
Gain on Sale of MasterCard Class B Shares       - - 19.0 - - -
Foundation Contribution - - (25.0) - - -
Visa Related Charge - - (25.8) - - -
Debt Retirement 56.1 14.7 (83.7) - - (6.9)
Tulsa Branch Sale Gain - - 29.0 - - -
Derivative Gain/(Loss) - Discontinued Hedges        - - - (18.5) - -
Realized Gain Venture Capital Investments          - - - - 29.4 -
Unrealized Gain Venture Capital Investments           - - - - - 34.1
Goodwill Impairment (1,535.1) - - - -
Pre-Tax Provision for Loan & Lease Losses       (1,675.6) (2,037.7) (319.8) (50.6) (44.8) (38.0)
Total Adjustments  (1,761.9) (3,725.5) (414.0) (79.1) (18.8) (25.0)
Pre-Tax Income (Loss) From Continuing Operations   ($991.6) ($2,503.0) $710.6 $955.1 $864.8 $786.0
Marshall & Ilsley Corporation
Pre-Tax Income (Loss) from Continuing Operations
RECONCILIATION - MILLIONS $
Reconciliation of Adjusted Pre-Tax Pre-Provision Income from Continuing Operations to

Adjusted reserve coverage calculation
Marshall & Ilsley Corporation
Marshall & Ilsley Corporation
Reconciliation of Actual Loan Loss Reserve Coverage Ratio of Nonperforming Loans & Leases
To Adjusted Loan Loss Reserve Coverage Ratio of Nonperforming Loans & Leases
Coverage Ratio Components
3rd Quarter
2009 % Total
2nd Quarter
2009 % Total
1st Quarter
2009 % Total
Reserve for Loans & Lease Losses $1,413.7 100% $1,367.8 100% $1,352.1 100%
Less Reserve for Specifically Analyzed Nonperforming Loans 245.0 17% 215.0 16% 158.7 12%
Adjusted Reserve for Loans & Lease Losses $1,168.7 83% $1,152.8 84% $1,193.4 88%
Total Nonperforming Loans & Leases $2,250.1 100% $2,416.1 100% $2,074.6 100%
Less Specifically Analyzed Nonperforming Loans 1,550.0 69% 1,724.0 71% 1,239.8 60%
Adjusted Total Nonperforming Loans & Leases $700.1 31% $692.1 29% $834.8 40%
Coverage Ratio
Reserve for Loans & Lease Losses / Total Nonperforming Loans & Leases (Excluding Held for Sale) 67% 62% 69%
Adjusted Reserve for Loans & Lease Losses / Adjusted Total Nonperforming Loans & Leases (Including Held for Sale) 167% 167% 143%
(1) In addition, partial charge-offs have been taken against the specifically analyzed loans.
Reconciliation - Period End Balances Millions $
(1)